UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22612
(Investment Company Act file number)

Wakefield Alternative Series Trust
(Exact name of registrant as specified in charter)

700 17th Street, Suite 1550
Denver, CO 80202
(Address of principal executive offices) (Zip code)

(303) 454-5500
(Registrant's telephone number)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
 (Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2015 – September 30, 2015

Item 1. Schedule of Investments.

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of Investments
September 30, 2015 (Unaudited)

Principal		Value
Amount		(Note 2)
AGENCY PASS-THROUGH SECURITIES: 0.43%
Federal National Mortgage Association (FNMA): 0.13%
	FNMA
$25,491	5.500%, 12/01/18	$26,286

Government National Mortgage Association (GNMA): 0.30%
	GNMA
16,620	3.000%, 06/20/38	16,789
38,151	3.500%, 11/16/38	39,219
7,880	4.500%, 03/16/34	8,186
		64,194

	Total Agency Pass-Through Securities
	(Cost $91,530)	90,480

ASSET-BACKED SECURITIES: 1.68%

	Capital Auto Receivables Asset Trust, Series 2014-1
20,000	1.320%, 06/20/18	20,039
	CNH Equipment Trust, Series 2012-D
35,044	0.650%, 05/16/16	35,048
	Ford Credit Floorplan Master Owner Trust, Series 2013-1
100,000	0.587%, 01/15/18(a)	99,986
	GE Dealer Floorplan Master Notes Trust, Series 2014-2
105,000	0.653%, 10/20/19(a)	104,511
	M&T Bank Auto Receivables Trust, Series 2013-1
46,640	1.060%, 07/15/16(b)	46,699
	SLM Student Loan Trust, Series 2006-9
46,191	0.365%, 10/25/22(a)	45,983

	Total Asset-Backed Securities
	(Cost $352,820)	352,266

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.78%

Federal Home Loan Bank (FHLB): 0.60%
	FHLB
125,000	0.245%, 06/21/16(a)	125,022

Federal Home Loan Mortgage Corp. (FHLMC): 1.80%
	FHLMC, REMICS
27,812	0.357%, 04/15/18(a)	27,807
210,000	1.100%, 10/03/17	210,010
57,839	2.500%, 10/15/18	58,769
37,151	3.000%, 11/15/21	37,209
35,983	5.000%, 05/15/34	37,703
5,410	5.500%, 11/15/16	5,525
		377,023

Federal National Mortgage Association (FNMA): 1.09%
	FNMA, REMICS
43,094	3.000%, 12/25/20	44,127
33,051	3.750%, 08/25/18	34,078
150,472	5.562%, 07/01/16	151,673
		229,878

Principal		Value
Amount		(Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.78% (continued)
Government National Mortgage Association (GNMA): 0.29%
	GNMA, REMICS
$31,582	3.000%, 11/16/30	$31,682
20,690	4.000%, 03/16/23	21,194
8,773	4.500%, 01/16/38	8,861
		61,737

	Total Collateralized Mortgage Obligations
	(Cost $794,162)	793,660

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.38%

	ARI Fleet Lease Trust, Series 2013-A
194,237	0.920%, 11/15/16(b)	194,214
	Bank of America Credit Card Trust, Series 2007-A11
150,000	0.277%, 12/15/19(a)	149,530
	CarMax Auto Owner Trust, Series 2012-2
17,055	0.840%, 03/15/17(a)	17,056
	Chase Issuance Trust
130,000	0.419%, 04/16/18(a)	129,927
240,000	0.457%, 11/15/18(a)	239,917
200,000	0.477%, 05/15/19(a)	199,874
200,000	0.540%, 10/16/17	200,002
	Citibank Credit Card Issuance Trust, Series 2013-A6
140,000	1.320%, 09/07/18	140,709
	Commercial Mortgage Trust, Series 2013-CR9
64,721	1.344%, 05/10/18	64,746
	Ford Credit Floorplan Master Owner Trust, Series 2015-4
105,000	0.800%, 08/15/20(a)	104,963
	John Deere Owner Trust, Series 2012-B
147,338	0.690%, 12/15/15	147,327
	Morgan Stanley Capital I Trust, Series 2012-C4
23,752	1.085%, 08/15/16	23,762
	NCUA Guaranteed Notes Trust, 2011-R1
92,652	0.653%, 01/08/20(a)	93,110
	Santander Drive Auto Receivables Trust, Series 2012-1C
38,706	3.780%, 11/15/17(a)	38,835
	Santander Drive Auto Receivables Trust, Series 2013-AB
200,000	1.890%, 10/15/19(a)(b)	200,793
	WFRBS Commercial Mortgage Trust, Series 2011-C5
15,529	1.456%, 07/15/16	15,551
	WFRBS Commercial Mortgage Trust, Series 2012-C6
10,295	1.081%, 07/15/16	10,297

	Total Commercial Mortgage-Backed Securities
	(Cost $1,971,066)	1,970,613

CORPORATE BONDS: 26.91%
Basic Materials: 0.43%
	Monsanto Co., Sr. Unsec. Notes
90,000	0.511%, 11/07/16(a)	89,511

Communications: 1.90%
	AT&T, Inc., Sr. Unsec. Notes
140,000	0.699%, 02/12/16(a)	139,877
	NBCUniversal Enterprise, Inc., Sr. Unsec. Notes
100,000	0.826%, 04/15/16(a)(b)	100,123

Principal		Value
Amount		(Note 2)
CORPORATE BONDS: 26.91% (continued)
Communications: 1.90% (continued)
	Verizon Communications, Inc., Sr. Unsec. Notes
$160,000	0.733%, 06/09/17(a)	$159,427
		399,427

Consumer, Cyclical: 2.21%
	Daimler Finance North America LLC, Sr. Unsec. Notes
150,000	0.980%, 08/01/16(a)(b)	149,967
	Nissan Motor Acceptance Corp., Unsec. Notes
60,000	1.026%, 09/26/16(a)(b)	60,019
	Volkswagen International Finance N.V., Sr. Unsec. Notes
200,000	0.764%, 11/18/16(a)(b)	194,386
	Walgreens Boots Alliance, Inc., Sr. Unsec. Notes
60,000	0.774%, 05/18/16(a)	59,973
		464,345

Consumer, Non-cyclical: 2.14%
	AbbVie, Inc., Sr. Unsec. Notes
100,000	1.061%, 11/06/15(a)	100,032
	Actavis Funding SCS, Sr. Unsec. Notes
120,000	1.199%, 09/01/16(a)	119,844
	Baxalta, Inc., Sr. Unsec. Notes
100,000	1.099%, 06/22/18(a)(b)	100,244
	Becton, Dickinson and Co., Sr. Unsec. Notes
30,000	0.787%, 06/15/16(a)	29,993
	Pfizer, Inc., Sr. Unsec. Notes
100,000	0.637%, 06/15/18(a)	99,713
		449,826

Energy: 1.27%
	Chevron Corp., Sr. Unsec. Notes
80,000	0.491%, 11/15/17(a)	79,798
	Petrobras Global Finance BV, Sr. Unsec. Notes
100,000	2.694%, 03/17/17(a)	86,250
	TransCanada PipeLines Ltd., Sr. Unsec. Notes
100,000	1.076%, 01/12/18(a)	100,099
		266,147

Financials: 15.75%
	Abbey National Treasury Services PLC, Sr. Unsec. Notes
95,000	0.846%, 03/13/17(a)	94,854
	American Express Credit Corp., Sr. Unsec. Notes
85,000	0.602%, 06/05/17(a)	84,563
110,000	0.619%, 09/22/17(a)	109,496
	Banco Santander Chile, Sr. Unsec. Notes
150,000	1.186%, 04/11/17(a)(b)	147,820
	Bank of America Corp., Sr. Unsec. Notes
100,000	0.939%, 08/25/17(a)	99,902
	Bank of Montreal, Sr. Unsec. Notes
100,000	0.536%, 07/14/17(a)	99,672
	Bank of New York Mellon Corp., Sr. Unsec. Notes, Series MTN
50,000	0.563%, 03/04/16(a)	50,029
	Bank of Nova Scotia, Sr. Unsec. Notes
100,000	0.809%, 07/15/16(a)	100,281
	Barclays Bank PLC, Sr. Unsec. Notes
200,000	0.901%, 02/17/17(a)	199,938
	Bear Stearns Cos. LLC, Sr. Unsec. Notes
65,000	0.723%, 11/21/16(a)	64,887

Principal		Value
Amount		(Note 2)
CORPORATE BONDS: 26.91% (continued)
Financials: 15.75% (continued)
	Berkshire Hathaway Finance Corp., Sr. Unsec. Notes
$165,000	0.586%, 01/12/18(a)	$164,422
	Capital One Financial Corp., Sr. Unsec. Notes
80,000	1.000%, 11/06/15	80,021
	Citigroup, Inc., Sr. Unsec. Notes
80,000	1.029%, 11/24/17(a)	80,116
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Sr. Unsec. Notes
80,000	2.125%, 10/13/15	80,026
	Credit Agricole SA, Sr. Unsec. Notes
250,000	1.134%, 10/03/16(a)(b)	250,805
	DNB Boligkreditt AS, Sec. Notes
250,000	2.100%, 10/14/15(b)	250,108
	Fifth Third Bank, Sr. Unsec. Notes
200,000	0.742%, 02/26/16(a)	200,012
	General Electric Capital Corp., Sr. Unsec. Notes
100,000	0.512%, 05/11/16(a)	100,105
	Goldman Sachs Group, Inc., Sr. Unsec. Notes, Series MTN
200,000	0.731%, 03/22/16(a)	199,978
	JPMorgan Chase & Co., Sr. Unsec. Notes
150,000	1.195%, 01/25/18(a)	150,766
	KeyBank NA, Sr. Unsec. Notes
250,000	0.819%, 11/25/16(a)	250,126
	Korea Development Bank, Sr. Unsec. Notes
200,000	0.920%, 01/22/17(a)	199,992
	Metropolitan Life Global Funding I, Sec. Notes
150,000	0.663%, 04/10/17(a)(b)	150,032
	Morgan Stanley, Sr. Unsec. Notes
100,000	0.737%, 10/18/16(a)	99,828
		3,307,779

Industrials: 1.43%
	Canadian National Railway Co., Sr. Unsec. Notes
110,000	0.501%, 11/06/15(a)	109,988
	Norfolk Southern Corp., Sr. Unsec. Notes
100,000	5.750%, 01/15/16	101,367
	Rockwell Collins, Inc., Sr. Unsec. Notes
90,000	0.687%, 12/15/16(a)	89,873
		301,228

Technology: 0.71%
	Apple, Inc., Sr. Unsec. Notes
150,000	0.371%, 05/05/17(a)	150,023

Utilities: 1.07%
	Duke Energy Corp., Sr. Unsec. Notes
80,000	0.664%, 04/03/17(a)	79,804
	Duke Energy Progress, Inc., Sec. Notes
80,000	0.534%, 03/06/17(a)	79,757
	Georgia Power Co., Sr. Unsec. Notes
40,000	0.657%, 03/15/16(a)	39,973
	Hydro-Quebec, Sr. Unsec. Notes
25,000	1.375%, 06/19/17	25,223
		224,757

	Total Corporate Bonds
	(Cost $5,679,604)	5,653,043

Principal		Value
Amount		(Note 2)
GOVERNMENT BONDS: 4.97%
Foreign Government Bonds: 1.32%
	KFW, Sr. Unsec. Notes
$275,000	2.000%, 06/01/16	$277,812

U.S. Government Bonds & Notes: 3.65%
	U.S. Treasury Notes
50,000	0.099%, 01/31/17(a)	49,990
50,000	0.625%, 11/30/17	49,914
670,000	0.625%, 04/30/18	666,803
		766,707

	Total Government Bonds
	(Cost $1,041,784)	1,044,519

MUNICIPAL BONDS: 0.70%

	State of California General Obligation Bonds
100,000	5.950%, 04/01/16	102,702
	State of Hawaii General Obligation Bonds
45,000	0.731%, 08/01/16	45,114

	Total Municipal Bonds
	(Cost $147,679)	147,816

		Value
Par Value		(Note 2)
SHORT TERM SECURITIES: 33.93%
Commercial Paper: 17.14%(c)
	Consolidated Edison, Inc.
$400,000	0.300%, due 10/15/2015	$399,953
	Dominion Gas Holding LLC
400,000	0.424%, due 10/26/2015	399,878
	Golden FDG Corp.
400,000	0.185%, due 10/16/2015	399,967
	KFW Banking Group
400,000	0.207%, due 10/14/2015	399,971
	Southern Co. Funding Corp.
400,000	0.364%, due 10/05/2015	399,985
	Stanley Black & Decker, Inc.
400,000	0.370%, due 10/07/2015	399,975
	Stryker Corp.
400,000	0.200%, due 10/20/2015	399,958
	United Healthcare Ltd.
400,000	0.342%, due 10/20/2015	399,930
	Virginia Electric & Power Co.
400,000	0.399%, due 10/22/2015	399,904
		3,599,521

Shares
Money Market Fund: 16.79%
	Blackrock Liquidity Funds TempFund
3,528,025	(7 Day Yield 0.112%)	3,528,025

	Total Short Term Securities
	(Cost $7,127,546)	7,127,546

Total Investments: 81.78%
(Cost $17,206,191)	17,179,943

Net Other Assets and Liabilities: 18.22%	3,826,968	(d)

Net Assets: 100.00%	$21,006,911

(a)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at September 30, 2015.
(b)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of those securities was $1,845,210, representing 8.78% of net assets.

(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(d)	Includes cash which is being held as collateral for swap contracts.

TOTAL RETURN SWAP	Unrealized Appreciation
Deutsche Bank AG London Branch total return swap related to the Wakefield TRS Tracker Series A Index effective September 21, 2012 for 5 years unless earlier terminated. Return to the Fund is based on the total return of the Index which includes an index sponsor fee of 0.75% per annum on the notional amount of the Index. The notional amount of the Index is $20,721,379.	$572,515
Total Net Unrealized Appreciation on Swap Contracts	$572,515

Investment Abbreviations:
BA - Bankers Acceptance.
BV - Besloten Vennootschap is a Dutch private limited liability company.
LLC - Limited Liability Company.
MTN - Medium Term Notes.
NA - National Association.
N.V. - Naamloze Vennootschap is a Dutch public limited liability corporation.
PLC - Public Limited Company.
REMICS - Real Estate Mortgage Investment Conduits.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SCS - Société en commandite simple.
Sec. - Secured.
Sr. - Senior.
Unsec. - Unsecured.

See Notes to Quarterly Consolidated Schedule of Investments.

Clinton Long Short Equity Fund	Consolidated Schedule of Investments
September 30, 2015 (Unaudited)

		Value
Shares		(Note 2)
COMMON STOCK: 35.24%
Basic Materials: 3.40%
64,500	Stillwater Mining Co.(a)	$666,285

Communications: 4.47%
333,530	EVINE Live, Inc.(a)	873,849

Consumer, Cyclical: 0.42%
24,999	Morgans Hotel Group Co.(a)	82,997

Energy: 0.40%
55,280	Triangle Petroleum Corp.(a)	78,498

Financials: 12.80%
254,992	Campus Crest Communities, Inc., REIT	1,356,558
70,350	Enova International, Inc.(a)	718,977
63,462	Pacific Mercantile Bancorp(a)	427,099
		2,502,634

Technology: 9.72%
323,339	Imation Corp.(a)	688,712
218,565	Sphere 3D Corp.(a)	461,172
543,590	Violin Memory, Inc.(a)	750,154
		1,900,038

Utilities: 4.03%
424,201	Atlantic Power Corp.	789,014

	Total Common Stock
	(Cost $9,665,668)	6,893,315

EXCHANGE TRADED FUND: 1.73%
1,770	SPDR® S&P 500® ETF Trust	339,185

	Total Exchange Traded Fund
	(Cost $344,029)	339,185

SHORT TERM SECURITY: 39.44%
	Fidelity Institutional Money Market- Money Market Portfolio- Class I
7,717,364	(7 Day Yield 0.136%)	7,717,364

	Total Short Term Security
	(Cost $7,717,364)	7,717,364

	Total Investments: 76.41%
	(Cost $17,727,061)	14,949,864

	Net Other Assets and Liabilities: 23.59%	4,618,101	(b)

	Net Assets: 100.00%	$19,567,965

(a)	Non-Income Producing Security.
(b)	Includes cash which is being held as collateral for swap contracts.

TOTAL RETURN SWAP CONTRACTS (a)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund(b)	Termination Date	Notional Amount	Unrealized Appreciation
Total return on a custom basket of long and short securities traded in HKD	Morgan Stanley	HONIX-1D	03/31/2016	$171,562	$31,989
Total return on a custom basket of long and short securities traded in EUR	Morgan Stanley	EONIA-1D	12/22/2015	123,565	78,238
Total return on a custom basket of long and short securities traded in EUR	Morgan Stanley	EONIA-1D	12/22/2015	110,254	37,811
Total return on a custom basket of long and short securities traded in NZD	Morgan Stanley	NZCOR-1D	03/31/2016	(10,400)	1,171
Total return on a custom basket of short securities traded in CAD	Morgan Stanley	DISC-1D	04/20/2016	(26,059)	3,060
Total return on a custom basket of long and short securities traded in DKK	Morgan Stanley	CIBOR-1M	12/22/2015	(83,893)	808
Total return on a custom basket of long and short securities traded in SEK	Morgan Stanley	STIBOR-1M	12/22/2015	(161,058)	32,371
Total return on a custom basket of long and short securities traded in CHF	Morgan Stanley	LIBOR-1M	12/22/2015	(161,641)	26,806
Total return on a custom basket of short securities traded in USD	Morgan Stanley	FEDFUND	08/23/2016	(355,944)	37,797
Total return on a custom basket of short securities traded in USD	Morgan Stanley	FEDFUND	08/23/2016	(487,476)	44,667
Total return on a custom basket of short securities traded in USD	Morgan Stanley	FEDFUND	04/20/2016	(633,011)	57,052
Total return on a custom basket of short securities traded in USD	Morgan Stanley	FEDFUND	08/22/2016	(1,985,070)	184,809
				$(3,499,171)	$536,579

TOTAL RETURN SWAP CONTRACTS (a) (continued)
Reference Obligation	Swap Counterparty	Rate Paid by the Fund(b)	Termination Date	Notional Amount	Unrealized Depreciation
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/23/2016	$355,937	$(39,152)
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	386,237	(45,552)
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/23/2016	487,163	(49,343)
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	1,305,700	(176,217)
Total return on a custom basket of long securities traded in USD	Morgan Stanley	FEDFUND	08/20/2015	1,984,022	(222,983)
Total return on a custom basket of long and short securities traded in USD	Morgan Stanley	FEDFUND	04/20/2016	644,414	(71,812)
Total return on a custom basket of long and short securities traded in USD	Morgan Stanley	FEDFUND	07/21/2016	2,130	(5,275)
Total return on a custom basket of long and short securities traded in AUD	Morgan Stanley	RBACR-1D	03/31/2016	(19,190)	(7,566)
Total return on a custom basket of long and short securities traded in USD	Morgan Stanley	FEDFUND	03/29/2016	(166,626)	(24,671)
Total return on a custom basket of long and short securities traded in EUR	Morgan Stanley	EONIA-1D	12/22/2015	14,789	(1,173)
Total return on a custom basket of long and short securities traded in GBP	Morgan Stanley	SONIA-1D	12/22/2015	104,372	(15,743)
Total return on a custom basket of long and short securities traded in NOK	Morgan Stanley	NIBOR-1M	12/22/2015	(12,011)	(1,507)

TOTAL RETURN SWAP CONTRACTS (a) (continued)
Reference Obligation	Swap Counterparty	Rate Paid by the Fund(b)	Termination Date	Notional Amount	Unrealized Depreciation
Total return on a custom basket of long and short securities traded in ZAR	Morgan Stanley	SABOR-1D	12/22/2015	$66,959	$(6,363)
Total return on a custom basket of long and short securities traded in USD	Morgan Stanley	FEDFUND	04/27/2016	792,427	(101,082)
Total return on a custom basket of long and short securities traded in CAD	Morgan Stanley	DISC-1D	04/20/2016	16,449	(1,413)
Total return on a custom basket of long and short securities traded in CAD	Morgan Stanley	DISC-1D	04/27/2016	1,899	(1,701)
Total return on a custom basket of long and short securities traded in USD	Morgan Stanley	FEDFUND	07/21/2016	29,849	(835)
				$5,994,520	$(772,388)

(a)	Each Total Return Swap is comprised of a custom basket of underlying securities. The description of the basket is considered to be equity securities traded on the open market.
(b)	The interest paid on all long swap contracts is the stated rate plus 50 bps. The interest paid on all short swap contracts is the stated rate plus 30 bps.

Investment Abbreviations:
CIBOR-1M - Coperhagen Interbank Offered Rate
DISC-1D - Canadian Interbank Offered Rate
EONIA-1D - Euro Overnight Index Average
ETF - Exchange Traded Fund
FEDFUND - Federal Fund Rate
HONIX-1D - Hong Kong Brokers' Association Overnight Rate
LIBOR-1M - London Interbank Offered Rate
MUTSC-1D - Bank of Japan Estimate Unsecured Overnight Call Rate
NIBOR-1M - Norway Interbank Offered Rate
NZCOR-1D - Reserve Bank of New Zealand Overnight Rate
RBACR-1D - Reserve Bank of Australia Overnight Rate
REIT - Real Estate Investment Trust
SABOR-1D - South African Benchmark Overnight Rate
SONIA-1D - Sterling Overnight Index Average
STIBOR-1M - Stockholm Interbank Offered Rate

The below table represents the top 50 aggregate notional amount of underlying securities held in the Total Return Swaps.

Reference Obligation	Unrealized Appreciation/ (Depreciation)	Notional Amount	Underlying Currency	Percent of Net Assets
SoftBank Group Corp.	$(41,196)	$744,872	JPY	3.81%
Sekisui Chemical Co. Ltd.	(38,849)	743,029	JPY	3.80%
Minebea Co. Ltd.	(92,961)	740,207	JPY	3.78%
Suzuken Co. Ltd	(30,532)	735,375	JPY	3.76%
Konami Corp.	(19,830)	712,908	JPY	3.64%
Isuzu Motors Ltd.	(78,269)	711,025	JPY	3.63%
Astellas Pharma, Inc.	(41,612)	702,975	JPY	3.59%
Alfresa Holdings Corp.	(56,145)	689,865	JPY	3.53%
Mazda Motor Corp.	(62,811)	673,040	JPY	3.44%
Chubu Electric Power Co., Inc.	(41,071)	655,092	JPY	3.35%
Mitsubishi Gas Chemical Co., Inc.	(42,411)	625,900	JPY	3.20%
Medipal Holdings Corp.	(65,055)	614,575	JPY	3.14%
Hoya Corp.	(53,320)	593,256	JPY	3.03%
Yamato Kogyo Co. Ltd.	(76,900)	568,820	JPY	2.91%
Hitachi High-Technologies Corp.	(26,585)	548,901	JPY	2.81%
SMC Corp.	(68,951)	547,155	JPY	2.80%
Sun Hung Kai Properties Ltd.	370	533,153	HKD	2.72%
AIA Group Ltd.	(34,799)	530,462	HKD	2.71%
China Life Insurance Co. Ltd.	(2,161)	524,938	HKD	2.68%
Kawasaki Kisen Kaisha Ltd.	(11,694)	513,520	JPY	2.62%
NH Foods, Inc.	(69,756)	501,816	JPY	2.56%
Advantest Corp.	(62,592)	499,904	JPY	2.55%
Teijin Ltd.	(28,583)	497,388	JPY	2.54%
THK Co. Ltd.	(56,434)	496,228	JPY	2.54%
Japan Petroleum Exploration Co. Ltd.	(63,125)	490,620	JPY	2.51%

Reference Obligation	Unrealized Appreciation/ (Depreciation)	Notional Amount	Underlying Currency	Percent of Net Assets
Hoshizaki Electric Co. Ltd.	$(57,444)	$(751,500)	JPY	-3.84%
Ricoh Co. Ltd.	(1,101)	(739,563)	JPY	-3.78%
Sony Financial Holdings, Inc.	112,862	(728,376)	JPY	-3.72%
Denso Corp.	42,430	(725,184)	JPY	-3.71%
Toray Industries, Inc.	21,915	(722,381)	JPY	-3.69%
Honda Motor Co. Ltd.	53,948	(721,956)	JPY	-3.69%
Kaken Pharmaceutical Co. Ltd.	21,439	(718,250)	JPY	-3.67%
Trend Micro, Inc.	16,964	(703,905)	JPY	-3.60%
Makita Corp.	54,383	(677,310)	JPY	-3.46%
Kose Corp.	66,779	(672,700)	JPY	-3.44%
Toyo Seikan Group Holdings Ltd.	29,582	(670,476)	JPY	-3.43%
Sohgo Security Services Co. Ltd.	(18,802)	(631,040)	JPY	-3.22%
Seven & I Holdings Co. Ltd.	(21,517)	(604,284)	JPY	-3.09%
West Japan Railway Co.	50,534	(590,999)	JPY	-3.02%
Hennes & Mauritz AB	31,268	(561,571)	SEK	-2.87%
Toyo Tire Rubber Co. Ltd.	16,280	(546,536)	JPY	-2.79%
Nissan Chemical Industries Ltd.	22,073	(510,705)	JPY	-2.61%
Aiful Corp.	32,340	(493,272)	JPY	-2.52%
Ryohin Keikaku Co. Ltd.	63,425	(486,400)	JPY	-2.49%
Ono Pharmaceutical Co. Ltd.	36,472	(480,420)	JPY	-2.46%
Sandvik AB	70,952	(475,189)	SEK	-2.43%
SCSK Corp.	(12,866)	(465,400)	JPY	-2.38%

Reference Obligation	Unrealized Appreciation/ (Depreciation)	Notional Amount	Underlying Currency	Percent of Net Assets
Lixil Group Corp.	$14,963	$(459,800)	JPY	-2.35%
Showa Denko KK	29,734	(452,867)	JPY	-2.31%
Misumi Group, Inc.	65,045	(425,234)	JPY	-2.17%

Wakefield Managed Futures Strategy Fund
Clinton Long Short Equity Fund
Notes to the Consolidated Schedule of Investments
September 30, 2015 (Unaudited)

NOTE 1 – ORGANIZATION
The Wakefield Alternative Series Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on September 30, 2011 as a Delaware statutory trust. The Trust currently offers shares of beneficial interest (“shares”) of the Wakefield Managed Futures Strategy Fund and Clinton Long Short Equity Fund (the “Funds”). The Funds commenced investment operations on September 10, 2012 and August 14, 2014 respectively.

The Wakefield Managed Futures Strategy Fund is a diversified portfolio which seeks to generate absolute returns. The Fund currently offers Class A shares, Class C shares and Class I shares. The Clinton Long Short Equity Fund is a diversified portfolio which seeks capital appreciation. The Fund currently offers Class A shares, Class C shares, Class S shares and Class I shares. The Board of Trustees (the “Trustees”) may establish additional Funds and classes of shares at any time in the future without shareholder approval.

The Wakefield Fund did not have any operations before September 10, 2012, other than those relating to the sale and issuance of 10,000 common shares, in the amount of 5,000 and 5,000 shares for Class A and Class I shares, respectively, to Wakefield Advisors, LLC (“Wakefield Advisors” or the “Advisor”). The Class C shares are currently not operational as of September 30, 2015.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates: The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the consolidated financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The consolidated financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2015.

Swaps are priced based on valuations provided by an independent and/or executing broker, pricing service and/or sub Administrative if available. If a price is not available, then “fair-value” procedures will be used.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the high cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Fair Value Measurements: The Funds disclose the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1  –  Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2  –  Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3  –  Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of September 30, 2015:

Wakefield Managed Futures Strategy Fund
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Agency Pass-Through Securities	$–	$90,480	$–	$90,480
Asset-Backed Securities	–	352,266	–	352,266
Collateralized Mortgage Obligations	–	793,660	–	793,660
Commercial Mortgage-Backed Securities	–	1,970,613	–	1,970,613
Corporate Bonds	–	5,653,043	–	5,653,043
Government Bonds	–	1,044,519	–	1,044,519
Municipal Bonds	–	147,816	–	147,816
Short Term Securities
Commercial Paper	–	3,599,521	–	3,599,521
Money Market Fund	3,528,025	–	–	3,528,025
TOTAL	$3,528,025	$13,651,918	$–	$17,179,943

Clinton Long Short Equity Fund
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$6,893,315	$–	$–	$6,893,315
Exchange Traded Funds	339,185	–	–	339,185
Short Term Securities	7,717,364	–	–	7,717,364
TOTAL	$14,949,864	$–	$–	$14,949,864

Other Financial Instruments(a)
Assets
Total Return Swap Contracts	$–	$536,579	$–	$536,579
Liabilities
Total Return Swap Contracts	$–	$(772,388)	$–	$(772,388)
TOTAL	$–	$(235,809)	$–	$(235,809)

Investments in a Wholly-Owned Subsidiary: The Wakefield Managed Futures Strategy Fund seeks exposure by investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) as well as in swap contracts and structured notes through investments in the WMFS Fund Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Wakefield Advisors acts as investment advisor to the Fund and the investment advisor to the Subsidiary. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS rulings.

Basis for Consolidation for the Wakefield Managed Futures Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on April 10, 2012 as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets and liabilities, income and expense of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of September 30, 2015, the net assets of the Fund are $21,006,910 of which $3,849,699 or 18.32% are represented in the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

NOTE 3- TAX BASIS INFORMATION

Unrealized Appreciation and Depreciation on Investments: The differences between book-basis and tax-basis are primarily due to the deferral of wash sale losses. As of September 30, 2015, the cost of securities on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:
	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/(DEPRECIATION)
Wakefield Managed Futures Strategy Fund	$17,206,191	$310,085	$(336,333)	$(26,248)
The Clinton Long Short Equity Fund	$18,413,945	$0	$(3,464,081)	$(3,464,081)

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Market Risk Factors: In pursuit of its investment objective, the Fund seeks to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Swap Agreements: The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Wakefield Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Item 2. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wakefield Alternative Series Trust

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	November 27, 2015

By:	/s/ Patrick J. Kane
Patrick J. Kane, Treasurer
(Principal Financial Officer)
Date:	November 27, 2015